--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 11, 1996

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of December 1, 1996 providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-4)


                      Southern Pacific Secured Assets Corp.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        CALIFORNIA                    333-15473                 33-0659688
----------------------------          ---------                 ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


 One Centerpointe Drive, Suite 500
 Lake Oswego, Oregon                                              97035
 -------------------                                              -----
 (Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (503) 684-4700



--------------------------------------------------------------------------------

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of December 1, 1996 among Southern Pacific Secured Assets Corp. as company, Advanta Mortgage Corp. USA, as master servicer, and Norwest Bank Minnesota, N.A., as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SOUTHERN PACIFIC SECURED ASSETS
                                             CORP.


                                             By: /s/ Gary Palmer
                                                --------------------------------
                                                Name:  Gary Palmer
                                                Title: Director


Dated:  December 27, 1996

                                  EXHIBIT INDEX


               Item 601 (a) of         Sequentially
Exhibit        Regulation S-K          Numbered
Number         Exhibit No.             Description                   Page
------         -----------             -----------                   ----

1                 4                    Pooling and Servicing          5
                                       Agreement